Exhibit 99.1

Contact Information: Investor Relations 941-556-2601 investor-relations@ropertech.com	Roper Technologies, Inc.

Roper Technologies Announces Record Financial Results

Sarasota, Florida, February 1, 2016 ... Roper Technologies, Inc. (NYSE: ROP), a diversified technology company, reported financial results for the fourth quarter and full year ended December 31, 2015.

Roper reports results – including revenue, operating margin, net income and diluted earnings per share – on a GAAP and adjusted basis.  Adjusted measures are reconciled to the corresponding GAAP measures at the end of this release.

Fourth Quarter 2015

Fourth quarter GAAP diluted earnings per share (DEPS) were $2.05 and adjusted diluted earnings per share were $1.82.  GAAP revenue was $944 million and adjusted revenue was $948 million. GAAP gross margin was 61.4% and adjusted gross margin increased 190 basis points to 61.8%.

GAAP operating margin was 29.5% and adjusted operating margin was 30.1%.  EBITDA margin was 35.9% for the quarter, a 60 basis point increase over last year.  Operating cash flow in the quarter was $269 million.

Full Year 2015

Full year GAAP diluted earnings per share increased 7% to $6.85 and adjusted diluted earnings per share were $6.68, a 4% increase over the prior year.  GAAP revenue was $3.58 billion and adjusted revenue was $3.59 billion, a 1% increase.  GAAP operating margin increased 50 basis points to 28.7% and adjusted operating margin was 29.0%, an 80 basis point increase over the prior year.  Full year EBITDA was $1.24 billion, or 34.6% of adjusted revenue.

Operating cash flow increased 11% to $929 million.  Free cash flow was $893 million, representing 25% of revenue.

"2015 was a record year for Roper," said Brian Jellison, Roper's Chairman, President and CEO.  "Growth in our medical, software and RF businesses offset a significant decline in energy markets and negative foreign exchange.  Our businesses executed well, driving an 11% increase in free cash flow. We successfully deployed $1.8 billion in strategic acquisitions during the year and are excited about our robust pipeline for 2016.  We expect to deploy over $1 billion in 2016, including the January acquisition of CliniSys Group, Ltd. which expands our global presence in software for hospital laboratories."

2016 Outlook and Guidance

Roper expects operating cash flow of approximately $1.0 billion.  "Our medical and software businesses will continue to lead our growth in 2016 and we expect an overall revenue increase of 8 - 10%, including 2 - 4 % organic growth, with strong operating leverage," Mr. Jellison added.

Roper expects 2016 full year adjusted diluted earnings per share (DEPS) between $6.85 and $7.15 with first quarter DEPS between $1.42 and $1.47.

The company's guidance excludes future acquisitions or divestitures.

Conference Call to be Held at 8:30 AM (ET) Today

A conference call to discuss these results has been scheduled for 8:30 AM ET on Monday, February 1, 2016.  The call can be accessed via webcast or by dialing +1 888-452-4023 (US/Canada) or +1 719-325-2420, using confirmation code 429015.  Webcast information and conference call materials will be made available in the Investors section of Roper's website (www.ropertech.com) prior to the start of the call. The webcast can also be accessed directly by using the following URL https://www.webcaster4.com/Webcast/Page/866/12793.  Telephonic replays will be available for up to two weeks by calling +1 719-457-0820 and using the access code 429015.

Use of Non-GAAP Financial Information

The company supplements its consolidated financial statements presented on a GAAP basis with certain non-GAAP financial information to provide investors with greater insight, increase transparency and allow for a more comprehensive understanding of the information used by management in its financial and operational decision-making.  Reconciliation of non-GAAP measures to their most directly comparable GAAP measures are included in the accompanying financial schedules or tables.  The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures prepared in accordance with GAAP, and the financial results prepared in accordance with GAAP and reconciliations from these results should be carefully evaluated.

Table 1:  Revenue Growth Detail
	2015	2014	V %
Q4 GAAP Revenue	$943.6	$946.1	(0.3%)
Add: Purchase Accounting Adjustment to Acquired Deferred Revenue	4.0	1.4
Q4 Adjusted Revenue	$947.6	$947.5	0.0%

Components of Adjusted Revenue Growth
Organic			(3.6%)
Acquisitions			6.0%
Foreign Exchange			(2.4%)
Total Growth			0.0%

Table 2:  Reconciliation of Q4 2015 GAAP DEPS to Adjusted DEPS
	Q4 2015	Q4 2014	V %
GAAP Diluted Earnings Per Share (DEPS)	$2.05	$1.84	11%
Minus: Gain on Sale of Divested Business	$(0.33)	--
Add: Impairment Charge on Minority Investment	$0.06	--
Add: Purchase Accounting Adjustment to Acquired Deferred Revenue	$0.03	$0.01
Add: Acquisition-Related Inventory Step-up Charge	$0.02	$0.00
Rounding	$(0.01)	--
Adjusted DEPS	$1.82	$1.85	(2%)

Table 3:  Reconciliation of Full Year GAAP DEPS to Adjusted DEPS
	FY 2015	FY 2014	V %
GAAP Diluted Earnings Per Share (DEPS)	$6.85	$6.40	7%
Minus: Gain on Sale of Divested Business	$(0.33)
Add: Impairment Charge on Minority Investment	$0.06
Add: Purchase Accounting Adjustment to Acquired Deferred Revenue	$0.07	$0.02
Add: Acquisition-Related Inventory Step-up Charge	$0.03	$0.01
Rounding	--	$(0.01)
Adjusted DEPS	$6.68	$6.42	4%

Table 4:  2015 Full Year Adjusted Revenue and Adjusted Operating Margin Reconciliation
	2015	2014	V% / V Bps
Full Year GAAP Revenue	$3,582	$3,549	+1%
Add: Purchase Accounting Adjustment to Acquired Deferred Revenue	11	2
Rounding	--	1
Adjusted Revenue (A)	$3,593	$3,552	+1%

GAAP Operating Profit	$1,028	$999
Add: Purchase Accounting Adjustment to Acquired Deferred Revenue	11	2
Add: Acquisition-Related Inventory Step-up Charge	5	1
Rounding	(1)	1
Adjusted Operating (B)	1,043	1,003

GAAP Operating Margin	28.7%	28.2%	+50 bps

Adjusted Operating Margin (B) / (A)	29.0%	28.2%	+80 bps

Table 5:  FY 2015 EBITDA  and EBITDA Margin Reconciliation

FY 2015
GAAP Revenue	$3,582.4
Add: Purchase Accounting Adjustment to Acquired Deferred Revenue	10.6
Rounding	--
Adjusted Revenue (A)	$3,593.0

GAAP Net Earnings	$696.1
Add: Taxes	306.3
Add: Amortization	166.1
Add: Interest Expense	84.2
Add: Depreciation	38.2
Add: Purchase Accounting Adjustment to Acquired Deferred Revenue	10.6
Add: Acquisition-Related Inventory Step-up Charge	4.6
Add: Impairment Charge on Minority Investment	9.5
Less: Gain on Disposal of a Business	(70.9)
EBITDA (B)	1,244.7

EBITDA Margin (B) / (A)	34.6%

Table 6:  Fourth Quarter Adjusted Revenue and Adjusted Operating Margin Reconciliation
	2015	2014
Q4 GAAP Revenue	$944	$946
Add: Purchase Accounting Adjustment to Acquired Deferred Revenue	4	1
Rounding	--	1
Q4 Adjusted Revenue (A)	$948	$948

Q4 GAAP Operating Profit	$278.7	$283.7
Add: Purchase Accounting Adjustment to Acquired Deferred Revenue	4.0	1.4
Add: Acquisition-Related Inventory Step-up Charge	2.6	0.4
Rounding	--	0.1
Adjusted Operating Profit (B)	$285.3	$285.6

GAAP Operating Margin	29.5%	30.0%

Adjusted Operating Margin (B) / (A)	30.1%	30.1%

Table 7:  Fourth Quarter Adjusted Revenue and Adjusted Gross Margin Reconciliation
	2015	2014	V bps
Q4 GAAP Revenue	$944	$946
Add: Purchase Accounting Adjustment to Acquired Deferred Revenue	4	1
Rounding	--	1
Q4 Adjusted Revenue (A)	$948	$948

Q4 GAAP Gross Profit	$579.1	$565.7
Add: Purchase Accounting Adjustment to Acquired Deferred Revenue	4.0	1.4
Add: Acquisition-Related Inventory Step-up Charge	2.6	0.4
Rounding	--	0.1
Adjusted Gross Profit (B)	$585.7	$567.6

GAAP Gross Margin	61.4%	59.8%	+160 bps

Adjusted Gross Margin (B) / (A)	61.8%	59.9%	+190 bps

Table 8:  Free Cash Flow Reconciliation
	2015	2014	V %
Operating Cash Flow	$929	$840	11%
Less: Capital Expenditures	(36)	(38)
Rounding		1
Free Cash Flow	$893	$803	11%

About Roper Technologies

Roper Technologies is a constituent of the S&P 500, Fortune 1000, and the Russell 1000 indices. Roper designs and develops software (both software-as-a-service and licensed), and engineered products and solutions for healthcare, transportation, food, energy, water, education and other niche markets worldwide. Additional information about Roper is available on the company's website at www.ropertech.com.

The information provided in this press release contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements may include, among others, statements regarding operating results, the success of our internal operating plans, and the prospects for newly acquired businesses to be integrated and contribute to future growth, profit and cash flow expectations.  Forward-looking statements may be indicated by words or phrases such as "anticipate," "estimate," "plans," "expects," "projects," "should," "will," "believes," "intends" and similar words and phrases.  These statements reflect management's current beliefs and are not guarantees of future performance.  They involve risks and uncertainties that could cause actual results to differ materially from those contained in any forward-looking statement. Such risks and uncertainties include our ability to integrate acquisitions and realize expected synergies.  We also face other general risks, including our ability to realize cost savings from our operating initiatives, general economic conditions, changes in foreign exchange rates, difficulties associated with exports, risks associated with our international operations, difficulties in making and integrating acquisitions, risks associated with newly acquired businesses, increased product liability and insurance costs, increased warranty exposure, future competition, changes in the supply of, or price for, parts and components, environmental compliance costs and liabilities, risks and cost associated with asbestos related litigation, potential write-offs of our substantial intangible assets, and risks associated with obtaining governmental approvals and maintaining regulatory compliance for new and existing products.  Important risks may be discussed in current and subsequent filings with the SEC.  You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

# # #

Roper Technologies, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets (unaudited)
(Amounts in thousands)
	December 31,	December 31,
ASSETS	2015	2014

CURRENT ASSETS:
Cash and cash equivalents	$778,511	$610,430
Accounts receivable	488,271	511,538
Inventories	189,868	193,766
Unbilled receivable	122,042	96,409
Deferred taxes*	-	54,199
Other current assets	39,355	45,763
Total current assets	1,618,047	1,512,105

PROPERTY, PLANT AND EQUIPMENT, NET	105,510	110,876

OTHER ASSETS:
Goodwill	5,824,726	4,710,691
Other intangible assets, net	2,528,996	1,978,729
Deferred taxes*	31,532	27,496
Other assets	59,554	60,288
Total other assets	8,444,808	6,777,204

TOTAL ASSETS	$10,168,365	$8,400,185

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$139,737	$143,847
Accrued compensation	119,511	117,374
Deferred revenue	267,030	190,953
Other accrued liabilities	168,513	160,738
Income taxes payable	18,532	-
Deferred taxes*	-	3,943
Current portion of long-term debt	6,805	11,092
Total current liabilities	720,128	627,947

NONCURRENT LIABILITIES:
Long-term debt	3,264,417	2,190,282
Deferred taxes*	810,856	735,826
Other liabilities	74,017	90,770
Total liabilities	4,869,418	3,644,825

STOCKHOLDERS' EQUITY:
Common stock	1,028	1,021
Additional paid-in capital	1,419,262	1,325,338
Retained earnings	4,110,530	3,520,201
Accumulated other comprehensive earnings	(212,779)	(71,927)
Treasury stock	(19,094)	(19,273)
Total stockholders' equity	5,298,947	4,755,360

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$10,168,365	$8,400,185

*In the fourth quarter of 2015, the Company adopted ASU 2015-17, which requires that deferred tax liabilities and assets be classified as non-current in the consolidated balance sheet. The Company has chosen to adopt this ASU on a prospective basis, therefore prior periods were not retrospectively adjusted.

Roper Technologies, Inc. and Subsidiaries
Condensed Consolidated Statements of Earnings (unaudited)
(Amounts in thousands, except per share data)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2015	2014	2015	2014

Net sales	$943,640	$946,145	$3,582,395	$3,549,494
Cost of sales	364,549	380,404	1,417,749	1,447,595

Gross profit	579,091	565,741	2,164,646	2,101,899

Selling, general and administrative expenses	300,414	281,992	1,136,728	1,102,426

Income from operations	278,677	283,749	1,027,918	999,473

Interest expense	23,843	19,285	84,225	78,637
Other income/(expense)	60,600	(422)	58,652	620

Earnings from continuing operations before
income taxes	315,434	264,042	1,002,345	921,456

Income taxes	106,837	78,106	306,278	275,423

Net Earnings	$208,597	$185,936	$696,067	$646,033

Earnings per share:
Basic	$2.07	$1.86	$6.92	$6.47
Diluted	$2.05	$1.84	$6.85	$6.40

Weighted average common and common
equivalent shares outstanding:
Basic	100,829	100,151	100,616	99,916
Diluted	101,833	101,122	101,597	100,884

Roper Technologies, Inc. and Subsidiaries
Selected Segment Financial Data (unaudited)
(Amounts in thousands and percents of net sales)

	Three months ended December 31,				Twelve months ended December 31,
	2015		2014		2015		2014
	Amount	%	Amount	%	Amount	%	Amount	%
Net sales:
Medical & Scientific Imaging	$321,735		$286,410		$1,215,318		$1,080,309
RF Technology	281,883		240,084		1,033,951		950,227
Industrial Technology	182,039		219,642		745,381		827,145
Energy Systems & Controls	157,983		200,009		587,745		691,813
Total	$943,640		$946,145		$3,582,395		$3,549,494

Gross profit:
Medical & Scientific Imaging	$238,804	74.2%	$206,669	72.2%	$899,775	74.0%	$779,407	72.1%
RF Technology	154,731	54.9%	125,736	52.4%	552,605	53.4%	501,637	52.8%
Industrial Technology	89,842	49.4%	111,104	50.6%	370,894	49.8%	417,568	50.5%
Energy Systems & Controls	95,714	60.6%	122,232	61.1%	341,372	58.1%	403,287	58.3%
Total	$579,091	61.4%	$565,741	59.8%	$2,164,646	60.4%	$2,101,899	59.2%

Operating profit*:
Medical & Scientific Imaging	$116,492	36.2%	$100,488	35.1%	$441,931	36.4%	$375,867	34.8%
RF Technology	83,591	29.7%	67,994	28.3%	312,112	30.2%	271,177	28.5%
Industrial Technology	52,155	28.7%	69,056	31.4%	214,538	28.8%	247,596	29.9%
Energy Systems & Controls	51,704	32.7%	72,177	36.1%	162,128	27.6%	203,021	29.3%
Total	$303,942	32.2%	$309,715	32.7%	$1,130,709	31.6%	$1,097,661	30.9%

Net Orders:
Medical & Scientific Imaging	$334,967		$282,169		$1,235,143		$1,081,190
RF Technology	273,856		242,295		1,024,999		955,831
Industrial Technology	176,379		197,847		731,810		808,921
Energy Systems & Controls	138,869		202,030		555,672		692,136
Total	$924,071		$924,341		$3,547,624		$3,538,078

* Operating profit is before unallocated corporate general and administrative expenses. These expenses were $25,265 and $25,966 for the three months ended December 31, 2015 and 2014, respectively, and
$102,791 and $98,188 for the twelve months ended December 31, 2015 and 2014, respectively.

Roper Technologies, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows (unaudited)
(Amounts in thousands)

	Twelve months ended
	December 31,
	2015	2014

Net earnings	$696,067	$646,033
Non-cash items:
Depreciation	38,185	40,890
Amortization	166,076	156,394
Stock-based compensation expense	61,766	63,027
Gain on disposal of a business	(70,860)	-
Income taxes	3,069	(46,619)
Changes in assets and liabilities:
Receivables	30,753	(10,709)
Inventory	(1,150)	6,349
Accounts payable	(6,554)	(5,070)
Accrued liabilities	6,401	(15,385)
Other, net	5,072	5,531
Cash provided by operating activities	928,825	840,441

Business acquisitions, net of cash acquired	(1,762,883)	(305,379)
Capital expenditures	(36,260)	(37,644)
Proceeds from disposal of a business	105,624	-
Other, net	(4,813)	(5,082)
Cash used by investing activities	(1,698,332)	(348,105)

Principal debt borrowings	900,000	-
Principal debt payments	(4,006)	(561)
Revolver borrowings (payments), net	180,000	(250,000)
Debt issuance costs	(8,044)	-
Dividends	(100,334)	(79,859)
Excess tax benefit from share-based payment	22,228	21,081
Proceeds from stock-based compensation, net	18,312	10,463
Redemption premium on convertible debt	(13,126)	(1,518)
Other, net	1,212	2,290
Cash provided by (used in) financing activities	996,242	(298,104)

Effect of exchange rate changes on cash	(58,654)	(43,522)

Net increase in cash and equivalents	168,081	150,710
Cash and equivalents, beginning of period	610,430	459,720

Cash and equivalents, end of period	$778,511	$610,430